UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	FDEF	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On April 28, 2020, First Defiance Financial Corp. (“First Defiance”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 4, 2020, the voting record date, there were 37,666,170 First Defiance common shares outstanding and entitled to vote. At the Annual Meeting, 30,366,023 shares, or 80.61%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i) The following directors were elected at the Annual Meeting for a three-year term to expire at the 2023 Annual Meeting of Shareholders:

	Number of Votes:
	For	Withheld	Broker Non-Votes
Lee Burdman	23,983,613	604,367	5,778,043
Jean A. Hubbard	23,607,828	980,152	5,778,043
Charles D. Niehaus	23,612,314	975,666	5,778,043
Mark A. Robison	23,023,866	1,564,114	5,778,043
Richard J. Schiraldi	23,713,059	874,921	5,778,043

Other directors whose terms of office continued after the Annual Meeting:

Marty E. Adams Zahid Afzal Louis M. Altman Terri A. Bettinger John L. Bookmyer Donald P. Hileman Gary M. Small Samuel S. Strausbaugh

(ii)  First Defiance’s shareholders approved, in a non-binding advisory vote, First Defiance’s executive compensation as disclosed in the proxy statement for the Annual Meeting, with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
23,283,312	675,878	5,778,043	628,790

(iii)  First Defiance’s shareholders ratified the appointment of Crowe LLP as First Defiance’s independent registered public accounting firm for the 2020 fiscal year, with final voting results as follows:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
29,820,320	437,052	—	108,651

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Paul D. Nungester, Jr.
Paul D. Nungester, Jr.
Chief Financial Officer

Date: May 4, 2020